Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Restricting Events

   8/25/00

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio

     (a) The Average Cumulative Net Loss Ratio exceeds 1.0% (yes/no)                                              no

         Initial ADCB                                                                                       273,826,503.00

                                                                                              ADCB of
                                                         ADCB of                             Cumulative       Cumulative
                                                        Cumulative         Cumulative    Defaulted Contracts   Net Loss
                                                     Defaulted Contra      Recoveries     net of Recoveries      Ratio
                                                     ----------------      ----------     -----------------      -----
         2 months prior                                6,162,205.49       4,578,878.41         1,583,327.08            0.58%
         1 month prior                                 6,162,205.49       4,626,310.94         1,535,894.55            0.56%
         Current                                       6,162,205.49       4,626,314.58         1,535,890.91            0.56%
                                                       ------------       ------------         ------------   -------------
         Average                                       6,162,205.49       4,610,501.31         1,551,704.18            0.57%

         Annualized maximum Cumulative Net Loss Ratio                                                                  1.00%
         Average Cumulative Net Loss Ratio                                                                            0.567%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.

B) A Servicer Event has occurred and is continuing (yes/no)              no

C) An Event of Default has occurred and is continuing (yes/no)           no

     (a) failure to pay on each Distribution Date the full
         amount of interest on any Note (yes/no)                         no

     (b) failure to pay the then outstanding principal amount of
         any Note, if any, on its related Maturity Date (yes/no)         no



Based on A, B and C, a Restricting Event has occurred and is
-------------------------------------------------------------
continuing (yes/no)                                                      no
-------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Limitations

   8/25/00

Obligor Event Trigger Determination
-----------------------------------

     The current period is less than 16 months after the CLosing Date (January 4, 1999) (yes / N/A)                   N/A
     If the current period is less than 16 months after the closing date, one of the top five Obligors,
        as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / N/A)                               N/A

     The Obligor Event has been cured (yes, if any of the following is yes / no, if each of the following
     is a no / n/a if not applicable)                                                                                 N/A

        a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                             N/A
        b)  a  Recovery has been received with respect to the Defaulted Contract and no further Recoveries
            are expected                                                                                              N/A
        c)  a Successor Servicer has been appointed                                                                   N/A

An Obligor Event has occurred and is continuing                                                                       N/A


10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                                              273,826,503

        Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                    0
        Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                      0.00%

        Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds 10%
        (yes/no)                                                                                                      no

5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications                                                  0.25%
        The DCB exceeds 5% of the initial ADCB (yes/no)                                                               no
        Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date               no

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

        (i)    The ADCB of all End-User Contracts with Obligors that are governmental entities or municipalities
               exceeds 1.13% of the ADCB of the Contract Pool                                                         no

        (ii)   The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds 3.88%
               of the ADCB of the Contract Pool                                                                       no

        (iii)  The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors (measured
               by ADCB as of the date of determination) exceeds 5.09% of the ADCB of the Contract Pool                no

        (iv)   The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors (measured
               by ABCD as of the date of determination) exceeds 24.79% of the ADCB of the Contract Pool               no

        (v)    The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor Loan of
               such or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool                              no

        (vi)   The ADCB of all End-User Contracts with Obligors thereof located in a single State of the United
               states exceeds 17.73% of the ADCB of the Contract Pool                                                 no

Heller Equipment Asset Receivable Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Accounts
   8/25/00

                                                                                            Collection        Reserve
                                                                                              Account          Fund
                                                                                              -------          ----
Beginning Account Balance                                                                         0.00     2,738,265.00
Investment Earnings                                                                          15,378.63        14,072.64

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payaheads     1,834,560.42
Add: Prepayment Amounts                                                                      53,881.39
Add: Recoveries                                                                                   3.64
Add: Investment Earnings                                                                     29,451.27       (14,072.64)
Add: Late Charges                                                                             2,401.57
Add: Expired Lease Proceeds                                                                       0.00
Add: Servicer Advances                                                                      120,853.54


Available Amounts                                                                         2,041,151.83     2,738,265.00
-----------------

Payments on Payment Date
------------------------

  (A)   ** Indenture Trustee Fees (will be first in funds allocation
              during a Restricting Event or Event of Default)                                     0.00

   (A)     Unreimbursed Servicer Advances                                                         0.00

   (B)     Monthly Servicing Fee, due and accrued, including any amounts unpaid              16,139.94

   (C)     Class A-1 Notes interest, due and accrued, including any amounts unpaid                0.00

   (D)     Class A-2 Notes interest, due and accrued, including any amounts unpaid          187,516.80

   (E)     Class B Notes interest, due and accrued, including any amounts unpaid              8,174.78

   (F)     Class C Notes interest, due and accrued, including any amounts unpaid              5,600.77

   (G)     Class D Notes interest, due and accrued, including any amounts unpaid              8,092.66

   (H)     The Class A-1 Principal Payment Amount                                                 0.00

   (I)     The Class A-2 Principal Payment Amount                                         1,621,571.76

   (J)     The Class B Principal Payment Amount                                              69,495.93

   (K)     The Class C Principal Payment Amount                                              46,330.62

   (L)     The Class D Principal Payment Amount                                              78,228.56

   (M)     Amounts required to meet the Reserve Fund Amount                                       0.00             0.00

   (B)*    Monthly Servicing Fee, due and accrued, including any amounts unpaid                   0.00
            (applicable only if an Obligor Event has occurred and is continuing)

           Any excess to Certificateholders                                                       0.00

Distributions to Noteholders and Certificateholders                                       2,041,151.82

Ending balance of accounts                                                                        0.00     2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Schedules
   8/25/00

           A Restricting Event has occurred and is continuing (yes\no)                           no

           Trustee Fees (only in the event of a Restricting Event or an Event of Default)               0.00


Unreimbursed Servicer Advances
------------------------------

    (i)    Current month Unreimbursed Servicer Advances                                                 0.00
   (ii)    Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                   0.00
  (iii)    Total Unreimbursed Servicer Advances due ( (i) + (ii) )                                      0.00
   (iv)    Unreimbursed Servicer Advances distributed                                                   0.00
           Unpaid Unreimbursed Servicer Advances (or arrearage)                                         0.00


Servicing Fee Schedule
----------------------

    (i)    Servicing Fee Percentage                                                                     0.50%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                    38,735,885.15
  (iii)    Servicing Fee ( ( (i) / 12 ) x (ii) )                                                   16,139.94
   (iv)    Servicing Fee accrued but not paid in prior periods                                          0.00
   (v)     Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv)       16,139.94
   (vi)    Monthly Servicing Fee distributed                                                       16,139.94
           Servicing Fee accrued but not paid                                                           0.00

Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                          0.00
    (i)    Class A-1 Interest Rate                                                                   5.73250%
   (ii)    Number of days in Accrual Period                                                                0
           Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                        0.00%
           Current Class A-1 interest due                                                               0.00
           Prior Class A-1 interest arrearage                                                           0.00
           Current Period Interest Shortfall                                                            0.00

           Class A-1 interest distribution                                                              0.00


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                 35,214,422.90
           Class A-2 Interest Rate                                                                    6.3900%
           Class A-2 Interest Rate x 30/360                                                           0.5325%
           Current Class A-2 interest due                                                         187,516.80
           Prior Class A-2 interest arrearage                                                           0.00
           Current Period Interest Shortfall                                                            0.00

           Class A-2 interest distribution                                                        187,516.80


Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                    1,509,189.54
           Class B Interest Rate                                                                      6.5000%
           Class B Interest Rate x 30/360                                                             0.5417%
           Current Class B interest due                                                             8,174.78
           Prior Class B interest arrearage                                                             0.00
           Current Period Interest Shortfall                                                            0.00

           Class B interest distribution                                                            8,174.78

Class C Interest Schedule
-------------------------

           Opening Class C principal balance                                                   1,006,126.36
           Class C Interest Rate                                                                     6.6800%
           Class C Interest Rate x 30/360                                                            0.5567%
           Current Class C interest due                                                            5,600.77
           Prior Class C interest arrearage                                                            0.00
           Current Period Interest Shortfall                                                           0.00

           Class C interest distribution                                                           5,600.77


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                   1,272,764.42
           Class D Interest Rate                                                                     7.6300%
           Class D Interest Rate x 30/360                                                            0.6358%
           Current Class D interest due                                                            8,092.66
           Prior Class D interest arrearage                                                            0.00
           Current Period Interest Shortfall                                                           0.00

           Class D interest distribution                                                           8,092.66

Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                  9/25/98
   (i)     Opening Class A-1 principal balance                                                         0.00
   (ii)    ADCB as of last day of second preceding Collection Period                          38,735,865.15
   (iii)   ADCB as of last day of immediately preceding Collection Period                     36,952,136.22
           Expected Class A-1 Payment ( (ii) - (iii) )                                         1,783,728.93
   (iv)    Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date               0.00
           Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )              0.00
           Class A-1 Principal Payment Amount distribution                                             0.00
             Shortfall                                                                                 0.00

           Class A-1 Principal Balance after current distribution                                      0.00


Class A-2 Principal Schedule
----------------------------

   (i)     Opening Class A-2 principal balance                                                35,214,422.90
   (ii)    Applicable Class A-2 Percentage                                                            90.91%
   (iii)   ADCB as of the last day of the immediately preceding Collection Period             36,952,136.22
   (iv)    Current month targeted Class A-2 principal balance ( (ii) * (iii) )                33,592,851.14
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                                  1,621,571.76
   (vi)    Class A-2 Principal Payment Amount (lesser of (i) or (v) )                          1,621,571.76

           Class A-2 Principal Payment Amount distributed                                      1,621,571.76
             Shortfall                                                                                    -

           Class A-2 principal balance after current distribution                             33,592,851.14

Class B Principal Schedule
--------------------------

   (i)     Opening Class B principal balance                                              1,509,189.54
   (ii)    Applicable Class B Percentage                                                          3.90%
   (iii)   ADCB as of the last day of the immediately preceding Collection Period        36,952,136.22
   (iv)    Current month targeted Class B principal balance ( (ii) * (iii) )              1,439,693.61
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                                69,495.93
   (vi)    Class B Principal Payment Amount (lesser of (i) or (v) )                          69,495.93

           Class B Principal Payment Amount distributed                                      69,495.93
             Shortfall                                                                               -

           Class B principal balance after current distribution                           1,439,693.61


Class C Principal Schedule
--------------------------

   (i)     Opening Class C principal balance                                              1,006,126.36
   (ii)    Applicable Class C Percentage                                                          2.60%
   (iii)   ADCB as of the last day of the immediately preceding Collection Period        36,952,136.22
   (iv)    Current month targeted Class C principal balance ( (ii) * (iii) )                959,795.74
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                                46,330.62
   (vi)    Class C Principal Payment Amount (lesser of (i) or (v) )                          46,330.62

           Class C Principal Payment Amount distributed                                      46,330.62
             Shortfall                                                                               -

           Class C principal balance after current distribution                             959,795.74


Class D Principal Schedule
--------------------------

   (i)     Opening Class D principal balance                                              1,272,764.42
   (ii)    Applicable Class D Percentage                                                          2.60%
   (iii)   ADCB as of the last day of the immediately preceding Collection Period        36,952,136.22
   (iv)    Current month targeted Class D principal balance ( (ii) * (iii) )                959,795.74
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                               312,968.68
   (vi)    Class D Principal Payment Amount (lesser of (i) or (v) )                         312,968.68

           Class D Principal Payment Amount distributed                                      78,228.56
             Shortfall                                                                      234,740.13

           Class D principal balance after current distribution                           1,194,535.86


Reserve Fund Schedule
---------------------

           Prior month Reserve Fund balance                                               2,738,265.00
           Initial ADCB                                                                 273,826,503.00
           Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or            2,738,265.00
             (ii) outstanding principal of the Notes)
           Current period draw on Reserve Fund                                                    0.00
           Required deposit to Reserve Fund                                                       0.00
           Actual deposit to Reserve Fund                                                         0.00
           Interest Earned on Reserve Account                                                14,072.64
           Deposit to Certificateholder                                                           0.00
           Ending Reserve Fund balance                                                    2,738,265.00

           Ending Reserve Fund balance as a percentage of ADCB                                    7.41%


Servicing Fee Schedule
----------------------

           Servicing Fee during an Obligor Event                                                  0.00
           Servicing Fee paid                                                                     0.00

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
   8/25/00

             CUSIP #  423327AA3
           Class A-1
           ---------
           Class A-1 principal balance                                    0.00
           Initial Class A-1 principal balance                   62,980,096.00

           Note factor                                             0.000000000



             CUSIP #  42337AB1
           Class A-2
           ---------

           Class A-2 principal balance                           33,592,851.14
           Initial Class A-2 principal balance                  191,678,552.00

           Note factor                                             0.175256182



             CUSIP #  423327AC9
           Class B
           -------

           Class B principal balance                              1,439,693.61
           initial Class B principal balance                      8,214,795.00

           Note factor                                             0.175256182



             CUSIP #  423327AD7
           Class C
           -------

           Class C principal balance                                959,795.74
           Initial Class C principal balance                      5,476,530.00

           Note factor                                             0.175256182




           Class D
           -------

           Class D principal balance                              1,194,535.86
           Initial Class D principal balance                      5,476,530.00

           Note factor                                             0.218119112

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
   8/25/00

ADCB as of the last day of the Collection Period                                         36,952,136.22

Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                            0.00
Number of Defaulted Contracts as of the last day of the Collection Period                            0
Defaulted Contracts as a percentage of ADCB (annualized)                                         0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                             0.00
Number of Adjusted Contracts as of the last day of the Collection Period                             0

DCB of Prepaid Contracts as of the last day of the Collection Period                          1,233.39
Number of Prepaid Contracts as of the last day of the Collection Period                              1

DCB of Substitute Contracts as of the last day of the Collection Period                           0.00
Number of Substitute Contracts as of the last day of the Collection Period                           0

DCB of Warranty Contracts as of the last day of the Collection Period                             0.00
Number of Warranty Contracts as of the last day of the Collection Period                             0

DCB of repurchased Contracts as of the last day of the Collection Period                          0.00
Number of repurchased Contracts as of the Collection Period                                          0

DCB of Excess Contracts as of the last day of the Collection Period                               0.00
Number of Excess Contracts as of the Collection Period                                               0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period  3.64

                                                                            Dollars         Percent
                                                                            -------         -------
           Current                                                        34,413,157.75         92.35%
           31-60 days past due                                             2,163,399.40          5.81%
           61-90 days past due                                               608,137.07          1.63%
           Over 90 days past due                                              79,137.71          0.21%
                                                                          -------------     -----------
           Total                                                          37,263,831.93        100.00%

           31+ days past due                                               2,850,674.18          7.65%


   (i)     DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)      6,162,205.49
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                         4,626,314.58
           Cumulative net losses to date  ( (i) - (ii) )                                 1,535,890.91

           ------------------------------------------------------------------
           Static Information

           Initial ADCB                                        273,826,503.00
           Discount Rate                                               6.9239%
           Class A-1 Initial Principal Amount                   62,980,096.00
           Class A-1 Interest Rate                                     5.7325%
           Class A-2 Initial Principal Amount                  191,678,552.00
           Class A-2 Interest Rate                                     6.3900%
           Class B Initial Principal Amount                      8,214,795.00
           Class B Interest Rate                                       6.5000%
           Class C Initial Principal Amount                      5,476,530.00
           Class C Interest Rate                                       6.6800%
           Class D Initial Principal Amount                      5,476,530.00
           Class D Interest Rate                                       7.6300%
           Reserve Fund Initial Deposit                          2,738,265.00
           Class A-1 Maturity Date                                   09/25/98
           Classes A-2, B, C, & D Maturity Date                      05/25/05
           Closing Date                                              09/04/97
           ------------------------------------------------------------------